UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2009 (February 12, 2009)

ABERCROMBIE & FITCH CO.
 (Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 283-6500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 13, 2009, Abercrombie & Fitch Co. (the “Registrant”) issued a press release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) and fifty-two weeks ended January 31, 2009. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant also made available in conjunction with the Release additional quarterly and year-to-date financial information as of the end of and for each of the quarterly periods in the fiscal years ended January 31, 2009, February 2, 2008, February 3, 2007 and January 28, 2006. The additional quarterly and year-to-date financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Registrant’s management conducted a conference call on February 13, 2009, at approximately 8:30 a.m., Eastern Time, to review the Registrant’s financial results for the thirteen and fifty-two weeks ended January 31, 2009. A copy of the transcript of the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.06. Material Impairments.

Based on the impact of current sales trends on the profitability of a number of stores, the Registrant recorded a non-cash impairment charge of approximately $30.6 million in connection with the preparation and review of the financial statements for the fiscal year ended January 31, 2009. The impairment charge is related to long-lived assets associated with 11 Abercrombie & Fitch stores, six abercrombie stores, three Hollister stores and nine RUEHL stores, with the majority of the charge relating to the nine RUEHL stores.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the meeting of the Compensation Committee of the Board of Directors (the “Board”) of the Registrant held on February 12, 2009, the Compensation Committee approved:

•	The form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights on or after February 12, 2009 to associates (employees) of the Registrant and its subsidiaries under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan (the “2007 Plan”). The form of the Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights under the 2007 Plan to associates of the Registrant and its subsidiaries is filed as Exhibit 10.1 to this Current Report on Form 8-K.

A description of the material terms of the 2007 Plan was included in the Registrant’s definitive Proxy Statement, dated May 10, 2007, filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2007, under the caption “PROPOSAL TO APPROVE ADOPTION OF THE ABERCROMBIE & FITCH CO. 2007 LONG-TERM INCENTIVE PLAN,” and incorporated by reference into “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of the Registrant’s Current Report on Form 8-K filed with the SEC on June 18, 2007 (the “June 18, 2007 Form 8-K”). The 2007 Plan was filed with the June 18, 2007 Form 8-K as Exhibit 10.2.

•	The form of Stock Appreciation Right Agreement to be used to evidence the semi-annual grants (in the form of stock appreciation rights) which Michael S. Jeffries, the Chairman and Chief Executive Officer of the Registrant, is eligible to receive in respect of fiscal periods ending on or prior to July 30, 2011 (the “Semi-Annual Grants”) under the terms of the Employment Agreement by and between the Registrant and Mr. Jeffries, entered into as of December 19, 2008 (the “Jeffries Employment Agreement”), and the 2007 Plan if the requirements for such Semi-Annual Grants set forth in the Jeffries Employment Agreement are satisfied. As previously disclosed in “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of the Current Report on Form 8-K filed by the Registrant on December 22, 2008 (the “December 22, 2008 Form 8-K”), each Semi-Annual Grant will be awarded either within 75 days following the end of the Registrant’s second quarter or fiscal year, as applicable, subject to Mr. Jeffries’ continuous employment with the Registrant through the grant date. The first Semi-Annual Grant will relate to the first six months of the fiscal year beginning on February 1, 2009. The terms of the Semi-Annual Grants are described in the December 22, 2008 Form 8-K. The form of Stock Appreciation Right Agreement to be used to evidence the Semi-Annual Grants is filed as Exhibit 10.2 to this Current Report on Form 8-K.

•	The form of Stock Appreciation Right Agreement (the “Retention Grant Tranche 1 Agreement”) used to evidence the grant of 1,600,000 stock appreciation rights under the 2007 Plan to Mr. Jeffries on December 19, 2008 as contemplated by the terms of the Jeffries Employment Agreement. This grant represents the first tranche of the Retention Grant contemplated by the Jeffries Employment Agreement as described in the December 22, 2008 Form 8-K. The Retention Grant Tranche 1 Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K.

•	The form of Stock Appreciation Right Agreement (the “Retention Grant Tranche 2 Agreement”) to be used to evidence the grant of 1,200,000 stock appreciation rights under the 2007 Plan to Mr. Jeffries on March 2, 2009 if the requirements for such grant set forth in the Jeffries Employment Agreement are satisfied and Mr. Jeffries remains in the continuous employment of the Registrant through the grant date. This grant would represent the second tranche of the Retention Grant contemplated by the Jeffries Employment Agreement as described in the December 22, 2008 Form 8-K. The form of Retention Grant Tranche 2 Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K.

•	The form of Stock Appreciation Right Agreement (the “Retention Grant Tranche 3 Agreement”) to be used to evidence the grant of 1,200,000 stock appreciation rights under the 2007 Plan to Mr. Jeffries on September 1, 2009 if the requirements for such grant set forth in the Jeffries Employment Agreement are satisfied and Mr. Jeffries remains in the continuous employment of the Registrant through the grant date. This grant would represent the third tranche of the Retention Grant contemplated by the Jeffries Employment Agreement as described in the December 22, 2008 Form 8-K. The form of Retention Grant Tranche 3 Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K.

•	The form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights after February 12, 2009 to associates (employees) of the Registrant and its subsidiaries under the Abercrombie & Fitch Co. 2005 Long-Term Incentive Plan (the “2005 Plan”). The form of the Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights under the 2005 Plan to associates of the Registrant and its subsidiaries is filed as Exhibit 10.6 to this Current Report on Form 8-K. A description of the material terms of the 2005 Plan was included in the Registrant’s definitive Proxy Statement, dated May 12, 2005, filed with the SEC on May 12, 2005, under the caption “PROPOSAL TO APPROVE ADOPTION OF THE ABERCROMBIE & FITCH CO. 2005 LONG-TERM INCENTIVE PLAN,” and incorporated by reference into “Item 1.01. Entry into a Material Definitive Agreement” of the Registrant’s Current Report on Form 8-K filed with the SEC on June 17, 2005 (the “June 17, 2005 Form 8-K”). The 2005 Plan was filed with the June 17, 2005 Form 8-K as Exhibit 10.1.

Item 8.01. Other Events.

In the Release, the Registrant also announced that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on February 13, 2009 and is payable on March 17, 2009 to stockholders of record at the close of business on February 27, 2009.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1
Form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of Abercrombie & Fitch Co. and its subsidiaries under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan on and after February 12, 2009
10.2
Form of Stock Appreciation Right Agreement to be used to evidence the Semi-Annual Grants of stock appreciation rights to Michael S. Jeffries under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan as contemplated by the Employment Agreement, entered into as of December 19, 2008, by and between Abercrombie & Fitch Co. and Michael S. Jeffries
10.3
Stock Appreciation Right Agreement, made to be effective as of December 19, 2008, by and between Abercrombie & Fitch Co. and Michael S. Jeffries entered into to evidence first tranche of Retention Grant covering 1,600,000 stock appreciation rights granted under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan as contemplated by the Employment Agreement, entered into as of December 19, 2008, by and between Abercrombie & Fitch Co. and Michael S. Jeffries
10.4
Form of Stock Appreciation Right Agreement by and between Abercrombie & Fitch Co. and Michael S. Jeffries to be entered into effective as of March 2, 2009 to evidence second tranche of Retention Grant covering 1,200,000 stock appreciation rights to be granted under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan as contemplated by the Employment Agreement, entered into as of December 19, 2008, by and between Abercrombie & Fitch Co. and Michael S. Jeffries
10.5
Form of Stock Appreciation Right Agreement by and between Abercrombie & Fitch Co. and Michael S. Jeffries to be entered into effective as of September 1, 2009 to evidence third tranche of Retention Grant covering 1,200,000 stock appreciation rights to be granted under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan as contemplated by the Employment Agreement, entered into as of December 19, 2008, by and between Abercrombie & Fitch Co. and Michael S. Jeffries
10.6
Form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of Abercrombie & Fitch Co. and its subsidiaries under the Abercrombie & Fitch Co. 2005 Long-Term Incentive Plan after February 12, 2009

99.1	Press Release issued by Abercrombie & Fitch Co. on February 13, 2009

99.2	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on February 13, 2009

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on February 13, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: February 17, 2009

By: /s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated February 17, 2009

Abercrombie & Fitch Co.

Exhibit No.	Description
10.1
Form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of Abercrombie & Fitch Co. and its subsidiaries under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan on and after February 12, 2009
10.2
Form of Stock Appreciation Right Agreement to be used to evidence the Semi-Annual Grants of stock appreciation rights to Michael S. Jeffries under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan as contemplated by the Employment Agreement, entered into as of December 19, 2008, by and between Abercrombie & Fitch Co. and Michael S. Jeffries
10.3
Stock Appreciation Right Agreement, made to be effective as of December 19, 2008, by and between Abercrombie & Fitch Co. and Michael S. Jeffries entered into to evidence first tranche of Retention Grant covering 1,600,000 stock appreciation rights granted under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan as contemplated by the Employment Agreement, entered into as of December 19, 2008, by and between Abercrombie & Fitch Co. and Michael S. Jeffries
10.4
Form of Stock Appreciation Right Agreement by and between Abercrombie & Fitch Co. and Michael S. Jeffries to be entered into effective as of March 2, 2009 to evidence second tranche of Retention Grant covering 1,200,000 stock appreciation rights to be granted under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan as contemplated by the Employment Agreement, entered into as of December 19, 2008, by and between Abercrombie & Fitch Co. and Michael S. Jeffries
10.5
Form of Stock Appreciation Right Agreement by and between Abercrombie & Fitch Co. and Michael S. Jeffries to be entered into effective as of September 1, 2009 to evidence third tranche of Retention Grant covering 1,200,000 stock appreciation rights to be granted under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan as contemplated by the Employment Agreement, entered into as of December 19, 2008, by and between Abercrombie & Fitch Co. and Michael S. Jeffries
10.6
Form of Stock Appreciation Right Agreement to be used to evidence the grant of stock appreciation rights to associates (employees) of Abercrombie & Fitch Co. and its subsidiaries under the Abercrombie & Fitch Co. 2005 Long-Term Incentive Plan after February 12, 2009

99.1	Press Release issued by Abercrombie & Fitch Co. on February 13, 2009

99.2	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on February 13, 2009

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on February 13, 2009